SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND(registered trademark) JUNE 26, 1999 PROSPECTUS

   SHAREHOLDER MEETING. On or about September 15, 1999, a meeting of the shareholders of Spartan Market Index Fund will be held to approve various proposals, including approval of the fund's sub-advisory agreement with BT, approval of a new sub-advisory agreement with BT and approval of a manager-of-managers arrangement, which, subject to receipt of an exemptive order from the SEC, would allow FMR, with the approval of the Board of Trustees, to change sub-advisers and to modify material terms and conditions of a sub-advisory agreement without a shareholder vote. Shareholders of record on July 19, 1999 are entitled to vote at the meeting.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.